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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    April 11, 2000
                                                 ------------------------------


                          Ben & Jerry's Homemade, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Vermont                    0-13544                   03-0267543
----------------------------       -----------            -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)


            30 Community Drive, South Burlington, Vermont 05403-6828
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER:                 (802) 846-1500
                              -------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

         On July 30, 1998, the Board of Directors of Ben & Jerry's Homemade, Inc. (the "Company") declared (subject to certain conditions which were satisfied on or before August 13, 1998) a dividend of one right (the "Class A Right") to purchase one share of Class A Common Stock, par value $.033 per share, of the Company (the "Class A Common Stock") for each outstanding share of Class A Common Stock, payable on August 14, 1998 to Class A stockholders of record at the close of business on such date. The terms of the Class A Rights are set forth in the Class A Rights Agreement, dated as of July 30, 1998, between the Company and American Stock Transfer & Trust Company, as Rights Agent.

         On April 11, 2000, the Board of Directors of the Company adopted Amendment No. 1 to the Class A Rights Agreement between the Company and American Stock Transfer & Trust Company ("Class A Amendment No. 1"), a copy of which is filed herewith as an exhibit and incorporated herein by reference. Class A Amendment No.1 provides that none of Ben Cohen, Jerry Greenfield or Jeffrey Furman will be considered an "Acquiring Person" under the Class A Rights Agreement until such person beneficially owns in excess of (i) 15% of the shares of Class A Common Stock and Class B Common Stock (taken together as a single class), plus (ii) Class B Common Stock held by such person prior to June 30, 1998. If any or all of Ben Cohen, Jerry Greenfield or Jeffrey Furman act together as a group, they shall not be considered an "Acquiring Person" under the Class A Rights Agreement until such group beneficially owns in excess of (i) 15% of the shares of Class A Common Stock and Class B Common Stock (taken together as a single class), plus (ii) Class B Common Stock held by the members of such group prior to June 30, 1998. Class A Amendment No. 1 also provides that Conopco, Inc. and its Affiliates (together, "Conopco") will not be considered an "Acquiring Person" under the Class A Rights Agreement solely to the extent that Conopco becomes the beneficial owner of 15% or more of the shares of Class A Common Stock and Class B Common Stock (taken together as a single class) by reason of the execution of, or the consummation of the transactions contemplated by, the Agreement and Plan of Merger, dated as of April 11, 2000 (the "Merger Agreement"), by and among Conopco, Inc., Vermont All Natural Expansion Company and the Company, which provision will not survive if the Merger Agreement is terminated in accordance with its terms.

         In addition, on July 30, 1998, the Board of Directors of the Company declared (subject to certain conditions which were satisfied on or before August 13, 1998) a dividend of one right (the "Class B Right") to purchase one share of Class B Common Stock, par value $.033 per share, of the Company (the "Class B Common Stock") for each outstanding share of Class B Common Stock, payable on August 14, 1998 to Class B stockholders of record at the close of business on such date. The terms of the Class B Rights are set forth in the Class B Rights Agreement, dated as of July 30, 1998, between the Company and American Stock Transfer & Trust Company, as Rights Agent.

         On April 11, 2000, the Board of Directors of the Company adopted Amendment No. 1 to the Class B Rights Agreement between the Company and American Stock Transfer & Trust


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Company ("Class B Amendment No. 1"), a copy of which is filed herewith as an exhibit and incorporated herein by reference. Class B Amendment No.1 provides that none of Ben Cohen, Jerry Greenfield or Jeffrey Furman will be considered an "Acquiring Person" under the Class B Rights Agreement until such person beneficially owns in excess of (i) 15% of the shares of Class A Common Stock and Class B Common Stock (taken together as a single class), plus (ii) Class B Common Stock held by such person prior to June 30, 1998. If any or all of Ben Cohen, Jerry Greenfield or Jeffrey Furman act together as a group, they shall not be considered an "Acquiring Person" under the Class B Rights Agreement until such group beneficially owns in excess of (i) 15% of the shares of Class A Common Stock and Class B Common Stock (taken together as a single class), plus
(ii) Class B Common Stock held by the members of such group prior to June 30, 1998. Class B Amendment No. 1 also provides that Conopco will not be considered an "Acquiring Person" under the Class B Rights Agreement solely to the extent that Conopco becomes the beneficial owner of 15% or more of the shares of Class A Common Stock and Class B Common Stock (taken together as a single class) by reason of the consummation of the transactions contemplated by the Merger Agreement, which provision will not survive if the Merger Agreement is terminated in accordance with its terms.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(C)      EXHIBITS:

         1. Amendment No. 1 to the Class A Rights Agreement, dated as of April 11, 2000, between the Company and American Stock Transfer & Trust Company, as Rights Agent.

         2. Amendment No. 1 to the Class B Rights Agreement, dated as of April 11, 2000, between the Company and American Stock Transfer & Trust Company, as Rights Agent.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEN & JERRY'S HOMEMADE, INC.

Date: April 13, 2000                   By: /s/ Frances G. Rathke
                                           -------------------------------
                                       Name:  Frances G. Rathke
                                       Title:   Chief Financial Officer


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                                                   EXHIBIT INDEX

The following designated exhibits are filed herewith:

         1. Amendment No. 1 to the Class A Rights Agreement, dated as of April 11, 2000, between the Company and American Stock Transfer & Trust Company, as Rights Agent.

         2. Amendment No. 1 to the Class B Rights Agreement, dated as of April 11, 2000, between the Company and American Stock Transfer & Trust Company, as Rights Agent.


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